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                                                                    Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-59277) of Western Holdings Bancorp of our report dated January 22, 1999 relating to the financial statements, which appears in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP


San Francisco, CA
March 28, 2001